UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2006





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




     REPUBLIC OF PANAMA                001-08430                  72-0593134
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



777 N. Eldridge Parkway, Houston, Texas                             77079
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5000
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01     Entry Into a Material Definitive Agreement

         On May 3, 2006, the Compensation Committee of our Board of Directors (the "Committee") approved the form of grant agreements to be used in connection with grants of performance shares to our executive officers and key employees and grants of restricted stock to our nonemployee directors pursuant to our 2001 Directors and Officers Long-Term Incentive Plan, as amended to date ("2001 LTIP"). A copy of the general form of agreements for grants of restricted stock and performance shares under the 2001 LTIP are included as exhibits 10.1 through
10.2 to this report and are incorporated herein by reference. The 2001 LTIP has been previously filed as Appendix B to McDermott's Proxy Statement for its Annual Meeting of Stockholders held on May 3, 2006.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       (b) On May 3, 2006, Mr. Joe B. Foster retired from the Board of Directors of McDermott International, Inc. ("McDermott") after more than seven years of service. At the time of his retirement, Mr. Foster served on the Audit and Special Finance Committees.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         Our Board of Directors amended Article II, Section 7 of our By-Laws, effective May 3, 2006, to provide that (1) beginning with our 2006 annual meeting of stockholders, a person shall not be nominated for election to our Board of Directors if such person shall have attained the age of 72 prior to the date of election and (2) any director elected at or after that meeting who attains the age of 72 during his or her term shall be deemed to have resigned and retired at the first annual meeting of stockholders immediately following the person's attainment of the age of 72.

         Previously, our By-Laws provided for a similar mandatory retirement provision based upon the attainment of the age of 70 and granting the Board of Directors the ability to waive the deemed retirement provision for one year.

Item 9.01     Financial Statements and Exhibits.

(c)   Exhibits

         3.1     By-Laws (Amended and Restated as of May 3, 2006)

        10.1 Form of 2001 LTIP Restricted Stock Grant Agreement to Nonemployee Directors

        10.2     Form of 2001 LTIP Performance Shares Grant Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               McDERMOTT INTERNATIONAL, INC.


                               By:  /s/Michael S. Taff
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                                    Michael S. Taff
                                    Vice President and Chief Accounting Officer

May 9, 2006